SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


          Date of report (Date of earliest event reported):
                          May 15, 1995

                  KANSAS CITY SOUTHERN INDUSTRIES. INC.
         (Exact name of registrant as specified in its charter)


   DELAWARE                          1-4717                44-0663509

(State or other juris-         (Commission file          (IRS Employer
diction of incorporation)         number)            Identification number)

       114 West 11th Street, Kansas City, Missouri  64105
      (Address of principal executive offices)    (Zip Code)

      Registrant's telephone number, including area code:
                         (816) 556-0303

                              N/A
  (Former name or former address if changed since last report)

Item 5.Other Events.

On May 15, 1995, Kansas City Southern Industries, Inc. ("the Registrant") announced the retirement and resignation of George W. Edwards, Jr., President and Chief Executive Officer of The Kansas City Southern Railway Company and a Director and Executive Vice President of the Registrant. Mr. Edwards is succeeded by Michael R. Haverty, former President of Santa Fe Railway. The Registrant's press release is attached as an exhibit submitted pursuant to
Item 7.


Item 7.  Financial Statements and Exhibits



  (c)   Exhibits.

          Exhibit No.              Document

          (99)           Additional Exhibits

          99.1           Press Release, dated May 15, 1995




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                       Kansas City Southern Industries, Inc.


Date: May 22, 1995      By: /s/ Louis G. Van Horn

                           Louis G. Van Horn
                             Comptroller
                      (Principal Accounting Officer)





                          Exhibit Index

Exhibit No.                   Document                      Page No.


  99.1            Press Release, dated May 15, 1995              2